UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to §240.14a-12

DYNARESOURCE, INC.

(Name of Registrant as Specified in its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which the transaction applies:

______________________________________________

(2) Aggregate number of securities to which the transaction applies:

______________________________________________

(3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-01 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________

(4) Proposed maximum aggregate value of the transaction:

______________________________________________

(5) Total fee paid:

______________________________________________

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

______________________________________________

(2) Form, Schedule or Registration Statement No.:

______________________________________________

(3) Filing Party:

______________________________________________

(4) Date filed:

______________________________________________

DynaResource, Inc.

222 W. Las Colinas Blvd., Suite 744 East Tower

Irving, Texas 75039

July 10, 2013

Dear Stockholders:

It is our pleasure to invite you to attend the 2013 Annual Meeting of Stockholders of DynaResource, Inc. to be held on August 2, 2013, at 3:00 P.M., CST, in the Amphitheatre Room of The Four Seasons Las Colinas Hotel, 4001 N. MacArthur Blvd, Irving, Texas 75038.

The matters to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A copy of our Annual Report is also enclosed.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting regardless of the number of shares you may hold. Therefore, I urge you to vote as promptly as possible. You may vote your shares by returning the enclosed proxy card. Timely voting will ensure your representation at the Annual Meeting. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support of DynaResource, Inc. I look forward to seeing you at the Annual Meeting.

Sincerely,

K.W. (“K.D.”) Diepholz

Chairman and Chief Executive Officer

DYNARESOURCE, INC.

222 W. Las Colinas Blvd., Suite 744 East Tower

Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 2, 2013

To the Stockholders of DynaResource, Inc.:

Notice is hereby given that the 2013 Annual Meeting of Stockholders of DynaResource, Inc., a Delaware corporation (the “Company”), will be held on August 2, 2013, at 3:00 P.M., CST, in the Amphitheatre Room, Four Seasons Las Colinas Hotel, 4001 N MacArthur Blvd, Irving, Texas 75038, for the following purposes, as more fully described in the proxy statement accompanying this notice:

(1)	To elect three Class I Directors to the Company’s Board of Directors, which Board of Directors will consist of: (A) three Class I Directors (elected by the holder(s) of the outstanding Series A Preferred Shares of the Company); and, (B) two Class II Directors elected by the holders of the outstanding common shares of the Company; to a term of office expiring at the next Annual Meeting of Stockholders;
(2)	To elect two Class II Directors to the Company’s Board of Directors, which Board of Directors will consist of: (A) three Class I Directors (elected by the holder(s) of the outstanding Series A Preferred Shares of the Company; and, (B) two Class II Directors elected by the holders of the outstanding common shares of the Company; to a term of office expiring at the next Annual Meeting of Stockholders. The Company intends to present for election the following nominees for Class II Directors, one of which is a current Director of the Company (Melvin E. Tidwell), and one new Nominee (Keith W. Brogoitti);
(3)	To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on July 5, 2013 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting regardless of the number of shares you may hold. You may vote your shares by returning the enclosed proxy card. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors
/s/ K.W. (“K.D.”) Diepholz
K.W. (“K.D.”) Diepholz
Irving, Texas July 10, 2013	Chairman and Chief Executive Officer

DYNARESOURCE, INC.

PROXY STATEMENT

FOR

2013 ANNUAL MEETING OF STOCKHOLDERS

_____________________________________________________________

Outstanding Equity Awards at Fiscal Year End	12

Option Exercises and Stock Vested	13

Potential Payments upon Termination or Change in Control	13

Retirement Plans	13

Equity Compensation Plans	13

Compensation of Directors	13

Certain Relationships and Related Person Transactions	13

Legal Proceedings	13

House holding of Proxy Materials	14

Other Matters	14

DYNARESOURCE, INC.

PROXY STATEMENT

FOR

2013 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of DynaResource, Inc., a Delaware corporation, for use at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 2, 2013, in the Amphitheatre Room of the Four Seasons Las Colinas Hotel, 4001 N. MacArthur, Irving, Texas 75038. The proxy solicitation materials are being sent on or about July 10, 2013 to all stockholders entitled to vote at the Annual Meeting. In this proxy statement, “DynaResource,” the “Company,” “we,” “us” and “our” refer to DynaResource, Inc.

QUESTIONS AND ANSWERS ABOUT THE 2013 ANNUAL MEETING

AND THIS PROXY STATEMENT

What is the purpose of the Annual Meeting?

At the Annual Meeting, holder(s) of the outstanding Series A Preferred shares will vote to:

•	Elect the Class I Directors to the Board of Directors of the Company (Proposal One);

At the Annual Meeting, holders of the outstanding common shares will vote to:

•	Elect the Class II Directors to the Board of Directors of the Company (Proposal Two); and,
•	To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What are the Board’s voting recommendations?

Our Board of Directors recommends that the holders of outstanding common shares cast votes:

“FOR”; Each of the Nominees of Class II Director to the Board of Directors of the Company (Proposal Two).

Where are the Company’s principal executive offices located, and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. The Company’s main telephone number is (972) 868-9066.

Who is entitled to vote at the Annual Meeting?

The record date for the Annual Meeting is July 5, 2013. Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. As of the record date, 10,802,088 shares of our Common Stock, $.01 par value per share, were outstanding and entitled to vote and 1,000 shares of our Series A preferred shares, $0.0001 par value per share, were outstanding and entitled to vote. Holders of the Company’s Series A preferred stock have the authority to elect a majority of the Board of Directors (the Class I Directors).

Our stock transfer books will remain open between the date of the Notice of Annual Meeting and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices.

1

How many votes do I have?

Each holder of Common Stock is entitled to one vote per share held. As a result, a total of 10,802,088 votes may be cast by the holders of Common Stock on each matter at the Annual Meeting. Additionally, holders of the Company’s Series A preferred stock have the authority to elect a majority of the Board of Directors (the Class I Directors). Currently, Mr. K.W. (“K.D.”) Diepholz, Chairman, President and Chief Executive Officer of the Company, is the holder of 100 % of the outstanding Series A preferred shares and, accordingly, Mr. Diepholz has the authority to elect a majority of the Board of Directors (the Class I Directors).

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Signature Stock Transfer, Inc., you are considered the stockholder of record with respect to those shares.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

If I am a stockholder of record of Common Stock, how do I cast my vote?

If you are a stockholder of record, you may vote by mailing a completed proxy card. To vote by mailing a proxy card, please sign and return the enclosed proxy card in the enclosed prepaid and self-addressed envelope and your shares will be voted at the Annual Meeting in the manner you directed. You may also vote your shares in person at the Annual Meeting. If you are a stockholder of record, you may request a ballot at the Annual Meeting.

If I am a beneficial owner of shares held in street name, how do I cast my vote?

If you are the beneficial owner of shares are held in street name, you will receive instructions from the brokerage firm, bank, broker-dealer or other similar organization (the “record holder”) that must be followed for the record holder to vote your shares per your instructions. Please complete and return the voting instruction card in the self-addressed postage paid envelope provided.

If your shares are held in street name and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What is a quorum?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the shares entitled to vote on the record date will constitute a quorum. Accordingly, shares of Common Stock representing 5,401,044 votes and shares of Series A preferred shares representing 501 votes must be present, in person or by proxy, at the Annual Meeting to constitute a quorum. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What is a broker non-vote ?

If you are a beneficial owner of shares held in street name and do not provide the record holder with specific voting instructions, under the rules of various national securities exchanges, the record holder may generally vote on routine matters but cannot vote on non-routine matters. If the record holder does not receive instructions from you on how to vote your shares on a non-routine matter, the record holder will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

2

What vote is required for each item?

For Proposal One, the Class I Directors are elected by the vote of the holder(s) of the issued and outstanding Series A Preferred shares. For Proposal II, the Class II Directors are elected by a plurality of the votes cast by the holders of the issued and outstanding common shares. Accordingly, as to the Class II Directors, the nominees receiving the highest number of votes cast will be elected as a Director. Abstentions will have no effect on the outcome of the election of candidates for Class II Directors. Due to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the election of directors is now considered a non-routine matter on which brokers are not empowered to vote without instructions. Accordingly, there may be broker non-votes on Proposal Two. Should any nominee become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person as may be designated by our Board of Directors or for such lesser number of nominees as may be prescribed by the Board of Directors. Votes cast for the election of any nominee who has become unavailable will be disregarded.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you do not specify how the shares represented thereby are to be voted, your shares will be voted in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and you do not specify how the shares represented thereby are to be voted, your broker may generally exercise its discretionary authority to vote your shares on routine matters, but your broker will not be permitted to vote your shares with respect to non-routine matters (Proposal Two).

What if I receive more than one set of proxy materials, proxy card or voting instruction form?

If you receive more than one set of proxy materials, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Who will count the votes and how will my vote be counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If your proxy is properly submitted, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions.

Can I change my vote after I have voted?

If you are a stockholder of record, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another proxy card with a later date with the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. If you are a stockholder of record and attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted.

If you are a beneficial owner of shares held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four days following the Annual Meeting.

How and when may I submit a stockholder proposal for the 2014 Annual Meeting of Stockholders?

In the event that a stockholder desires to have a proposal considered for presentation at the 2014 Annual Meeting of Stockholders, and included in our proxy statement and form of proxy card used in connection with that meeting, the proposal must be forwarded in writing to our Corporate Secretary so that it is received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

3

To forward any stockholder proposals or notices of proposals or to receive a copy of our Bylaws, write to the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039.

Who will bear the cost of soliciting proxies?

We will bear the entire cost of the solicitation of proxies for the Annual Meeting, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage firms, bank, broker-dealer or other similar organization holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees, and we will reimburse any reasonable expenses incurred for that purpose. No additional compensation will be paid to those individuals for any such services.

4

INTRODUCTION TO PROPOSALS ONE and TWO

ELECTION OF DIRECTORS

General

Directors are elected at annual meetings of stockholders. As provided in the certificate of incorporation, the holders of the Company’s Series A preferred stock have the authority to elect a majority of the Board of Directors (the Class I directors). Currently, Mr. K.W. (“K.D.”) Diepholz, Chairman, President and Chief Executive Office of the Company is the sole holder of the Company’s Series A preferred stock and, accordingly, Mr. Diepholz has the authority to elect a majority of the Board of Directors (the Class I Directors). The Class II Directors are elected by a plurality of the votes cast by the holders of the issued and outstanding shares of Common Stock. Accordingly, as to the Class II Directors, the nominee receiving the highest number of votes cast will be elected as director.

Proposal One (Nominees to Serve as Class I Directors (Term to Expire at the 2014 Annual Meeting))

The current members of the Board of Directors, who are nominees for election to the Board as Class I Directors, are as follows:

Name	Age	Position	Director Since
K.W. (“K.D.”) Diepholz	55	Chairman of the Board, President, Chief Executive Officer and Treasurer	1995
Charles Smith	55	Director, Chief Financial Officer and Secretary	2005

The principal occupations and business experience, for at least the past five years, of each nominee for election to the Board as Class I directors are as follows:

K.W. (“K.D.”) Diepholz

Mr. Diepholz graduated from Lake Land College, with a Communications and Business emphasis. He served as Regional Director for Fidelity Union Insurance and Investment, in Dallas, Texas (1980 -1983), and subsequently as President of KWD Properties Corporation, Mattoon, Illinois (1983 - 1989). KWD Properties Corporation was a privately-held oil and gas exploration and development company. Mr. Diepholz has served as President of Dynacap Group Ltd., a consulting and management firm in Dallas, Texas (1992 - Present). Mr. Diepholz has served in a variety of capacities with DynaResource, Inc. from 1994 to the present, and currently serves as Chairman of the Board, President, CEO and Treasurer. Mr. Diepholz has special skills in the areas of Business Development, Project Planning, Corporate Financing, Acquisition Analysis, Investment Program Interpretation and Structuring.   Mr. Diepholz has been instrumental in the negotiations of the following: the acquisition of 24.9% Net Profits Interest in the San José de Gracia in 1995; the acquisition of an additional 25% interest in San José de Gracia in 1998; the acquisition and consolidation of 100% of the rights to the San José de Gracia from prior owners, culminating in March 2000; the acquisition and consolidation of several outstanding Concessions at the San José de Gracia from previous Mexican owners during 2000-2003; the Direction and Management of the production operation at San José de Gracia; and the negotiation of the Stock Purchase / Earn In Agreement with Goldgroup Mining, Inc. in 2006. In addition to his roles with the Company, Mr. Diepholz serves as Chairman and CEO of DynaResource Nevada, Inc., an affiliated company, and as President of DynaNevada de Mexico, a wholly owned subsidiary of DynaResource Nevada Inc. Mr. Diepholz is also the current President of the following subsidiaries of the Company in Mexico: DynaResource de Mexico, Mineras de DynaResource, and DynaResource Operaciones.

5

Charles E. Smith

Mr. Smith graduated from Boston University, Boston, Massachusetts in 1979 and since that time has been a Certified Public Accountant involved in all phases of business including audit and tax matters. He is a consultant to various companies.  Some of Mr. Smith’s business affiliations the past five years include:  Chief Financial Officer of DynaResource, Inc. – May 2005 to present. Director and President of Surface Coatings, Inc. from November 2012 to present. Chief Financial Officer of Specialty Contractors, Inc. from April 2013 to the present. Member Dynacap Group, Ltd. - a consulting and management firm - 1992 to the present. Sole proprietor as a Certified Public Accountant - 1983 to the present. Principal of Yorkdale Capital, LLC. - a financial consulting firm - 1996 to present.

Dr. Jose Vargas Lugo

President of Mexico Operations - Dr. Vargas is a licensed physician with graduate from the Universidad Nacional Autonoma de Mexico (UNAM); and is a 4th year law student at Universidad Autonoma de Sinaloa (UAS). Dr. Vargas commenced his relation with the mining business with Minera Industrial Peñoles as a Medical Assistant to the Mining Services Division of Peñoles in Fresnillo, Zacatecas. Since 1993, Dr. Vargas has been a supplier of industrial goods and services in and around the municipalities of Sinaloa de Leyva and Mocorito Sinaloa. Dr. Vargas has worked with companies such as Compañía Minera El Rosarito, which was conducting operations at San Jose de Gracia during the period 1993 – 1995. Dr. Vargas later provided services and supplies to Mineras Finesterre at San Jose de Gracia, and to Minera Pangea, which was owned by Queenstake Resources, then Nevada Pacific, and now McEwen Mining. Dr. Vargas began working with DynaResource de Mexico in spring, 2000 as it commenced activities to acquire and consolidate the San Jose de Gracia District. Over the past + 10 Years, Dr. Vargas has proven to be an integral part of the Company’s activities at San Jose de Gracia and in Sinaloa State; involved in all facets of the Company’s business. Dr. Vargas has proven instrumental in the areas of public relations, community relations, governmental affairs, environmental matters, and overall management of the company’s business activities in Mexico. Dr. Vargas is expected to be a leader for the Company for the foreseeable future.

Proposal Two (Nominees to Serve as Class II Directors (Term to Expire at the 2014 Annual Meeting))

The current member of the Board of Directors, who is a nominee for election to the Board as Class II director, is as follows:

Name	Age	Position	Director Since
Melvin E. Tidwell	66	Director	1994

The principal occupations and business experience, for at least the past five years, of the nominees for election to the Board as Class II directors are as follows:

Melvin E. Tidwell, P.E.

Professional Engineer, registered in California in 1977; Control Systems Engineer; Instrument Engineer on over 80 Projects Worldwide; Instrument Startup Engineer on over 50 Projects Worldwide; Affiliated / Associated with the following companies over the past 25 years: Weyerhaeuser Company, Howe-Baker Engineers, LaGloria Oil & Gas Co., IWATANI Electronics (Japan), EQM (Mexico), Kyodo Oxygen Co., Ltd. (Japan), Chin Yang Fine Chemical Co. (South Korea), Hankuk Glass Mfg. Co. (South Korea), Hunt Oil Co., Liquid Carbonics Co., Celanese Mexicana (Mexico), Grain Power Tucumcari Ltd., Jetco Chemical Inc., Claiborne Gasoline Co., Conoco, Chevron, Metano Gas (now Exxon), Union Oil, Texaco Angola, Petrofac, Alfurat (Syrian Oil Co.), Arco, Chevron / Placer Cego, Tidwell & Associates. Mr. Tidwell has  Engineering / Management Experience in the following Project Areas:  Startup & Engineering - $160 Million Linerboard Paper Mill; Chief Instrument Engineer - chemical division;  DEA Gas Treating & Sulfur Recovery Plant;   Startup Hydrogen Plants;  H2 / CO Cosorb Plant;  Startup H2 / CO synthesis Gas Plant & Cold Box; Startup Ethanol Plant;  Specialties Chemicals Expansion - Foxboro 200 instruments;  Startup & Calibration 75,000 BPD Crude Distillation Facility;  Instrument Engineer - 1st Oxygen Enrichment Cope Unit;  Instrument Engineer, Startup & checkout - 30 TPD Selectox SRU;  Instrument Engineer - Offshore Oil & Gas Production Facility;  Lead Instrument Engineer - 60,000 BPD Oil Production Facility; Instrument Checkout, Calibration, and Inspection prior to startup - Selectox Sulfur Units (Honeywell TDC 3000 DCS) (Foxboro 760 Electronics Controllers);  Startup Amine Plant and Sulfur Plant, and System Engineering (Foxboro and Westinghouse PLC); Instrument Engineer, Field Startup and Checkout - CCR, HDS, MTBE, Hydrogen and Cryogenic Plants. Founder, President - Tidwell & Associates, a private engineering consulting Firm (1993 to Present); Director – DynaResource, Inc. from 1994 to the present.

6

Keith W. Brogoitti

Vice-President of Mexico Operations - Mr. Brogoitti has more than 30 year’s operational and managerial experience in mineral exploration, development, and production involving uranium, base metal and precious metal sectors of the mining industry. Mr. Brogoitti worked on the development of one of the first commercial gold/silver heap leach projects in Nevada.  He has held various management positions with Ivanhoe Mines Ltd., Newmont, Bema Gold and Compañía Minera Antamina. He has also worked as a technical consultant for Placer Dome, Noranda, Compañía Minera Antamina, Kennecott, Phelps Dodge, Asarco and BHP. Mr. Brogoitti has extensive international work experience in the Middle East, Asia and Central and South America.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the foregoing nominees to the Board of Directors.

Melvin E. Tidwell Class II Director

Keith W. Brogoitti Class II Director

****************

7

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that of its current directors and nominees for election at the Annual Meeting, only Melvin E. Tidwell is an independent director under the current standards for “independence” established by NASDAQ.

Board Committees

We do not presently have a separately constituted audit committee, nominating committee, compensation committee, or committees performing similar functions.

At present, our entire Board of Directors acts as our audit committee. One member of our Board, Mr. Charles Smith, meets the definition of “audit committee financial expert” as defined in Item 407(d) of Regulation S-K promulgated by the Securities and Exchange Commission.

At present, our entire Board of Directors acts as our nominating committee. If the size of the Board is to be increased beyond the three current Board members, the Company will charter a nominating committee to participate in the consideration of director nominees.

At present, our entire Board of Directors acts as our compensation committee and accordingly, each director participates in the consideration of executive officer and director compensation.

Board Meetings in Fiscal Year 2012

During fiscal year 2012 and through the date of this Proxy Statement, our Board of Directors consisted of the following members:

K.W. (“K.D.”) Diepholz

Charles Smith

Melvin E. Tidwell

During fiscal year 2012, there was one formal regular meeting and two formal special meetings of the Board of Directors, as well as numerous informal informational sessions. Each member of the Board of Directors during fiscal year 2012 attended or participated in 100 percent of the total number of regular and special meetings of the Board of Directors held during the fiscal year.

Annual Meeting Attendance

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meetings of stockholders, directors are encouraged to attend such meetings. All members of the Board of Directors attended the prior year’s annual meeting.

Communications with Directors

We have not in the past adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, the directors have endeavored to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Communications to the Board of Directors may be submitted in writing to our Corporate Secretary at our principal executive offices at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. The Board of Directors relies upon the Corporate Secretary to forward written questions or comments to named directors or committees thereof, as appropriate. General comments or inquiries from stockholders are forwarded to the appropriate individual within the Company, including the President, as appropriate.

Code of Ethics

We do not currently have a written Code of Ethics applicable to our principal executive, financial, and accounting officers.

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and nature of beneficial ownership of each of the executive officers and directors of the Company and each person known to be a beneficial owner of more than five percent of the issued and outstanding shares of common stock of the Company as of July 5, 2013.  The following table sets forth the information based on 10,802,088 common shares issued and outstanding as of July 5, 2013.

COMMON STOCK	Beneficial Owner	Address	Common Shares	Percent Ownership

Common Stock	K.W. (“K.D.”) Diepholz Chairman / CEO	1303 Regency Court Southlake, Texas 76092	1,476,012	13.66%

Common Stock	Charles Smith CFO; Secretary; Director	709-B West Rusk #580 Rockwall, Texas 75087	168,350	1.56%

Common Stock	Children of Charles Smith, through Smith First Family LP.; Andrew Smith, GP	4247 Clairmont Birmingham, AL 35222	331,250	3.07%

Common Stock	Melvin E. Tidwell Director;	4804 Picadilly Place Tyler, Texas 75703	75,845	0.70%

Common Stock	Dr. Jose Vargas Lugo	Plutarco Elias Calles 47 Colonia Juárez Guamuchil Sin. Codige Postal 81450 Mexico	124,508	1.15%

Common Stock	Keith Brogoitti	Calle 5 de Mayo #963 Colonia Móreles Guamuchil Salvador Alvarado Sinaloa, Mexico, CP 81490	0	0.00%

Common Stock	Bradford J. Saulter VP., Investor Relations	7618 Straits Lane Rowlett, Texas 75088	112,531	1.04%

	All Officers, Directors And Beneficial owners as a Group (5 Persons)		2,288,496	21.09%

None of the Shares described above are subject to options which are either (a) vested, or, (b) will vest within 60 days. The officers and directors and those 5% beneficial owners held no (0) options as of December 31, 2012.

BENEFICIAL OWNERSHIP OF PREFERRED STOCK

Series A Preferred Shares

Beneficial Owner Series A Preferred Shares Percent Ownership

K.W. Diepholz 1,000 100%

9

  Mr. K.D. Diepholz, the Chairman, President and CEO of the Company, holds 100% of the outstanding “Series A Preferred Shares” (1,000 shares) of the Company. The holder of the Series A Preferred shares retains the right to elect a majority of the Members of the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of the Company and persons who own more than ten percent of the common stock of the Company to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in ownership of the common stock of the Company. Such directors, officers and ten percent stockholders are required to furnish to the Company copies of all Section 16(a) reports that they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2012, its directors, executive officers and ten percent stockholders complied with all applicable Section 16(a) filing requirements, except for the following filings:

Name of Filer	Form	Date filing was delinquent	Date delinquency cured
K.W. Diepholz	Form 4	January 3, 2012	April 17, 2013
Charles Smith	Form 4	November 13, 2012	April 17, 2013

EXECUTIVE OFFICERS

The Company’s executive officers are as follows:

Name	Age	Position	Served in Position

K.W. (“K.D.”) Diepholz	55	President, Chief Executive Officer and Treasurer	1995

Charles Smith	55	Chief Financial Officer and Secretary	2005

Bradford J. Saulter Dr. Jose Vargas Lugo Keith W. Brogoitti	52 52 56	V.P., Investor Relations Director of Operations President – Mexico Operations Vice-President of Mexico Operations	1995 2006 2013 2013

The principal occupations and business experience, for at least the past five years, of Messrs. Diepholz, Smith, and Dr. Vargas Lugo are set forth in the discussion of Proposal One, Nominees to serve as Class I Directors. The principal occupation and business experience, for at least the past 5 years of Mr. Brogoitti is set forth in the discussion of Proposal Two, Nominees to serve as Class II Directors.

Bradford J. Saulter - Attended University of Texas, Austin, Texas; Marketing Department of Metagram, Inc., a Dallas National Marketing Company; Regional Manager for Lugar, Lynch, & Associates, A Dallas Financial Services Company, Involved in Sales & Marketing of Various Investment Products; Independent Marketing Consultant; Series 22 & 63 Securities License; Vice President / Marketing - Dynacap Group Ltd. (1992 - Present); Director: Farm Partners, Inc. (1992 - Present), Vice President – Investor Relations - DynaResource, Inc., Dallas, Texas (1995 to present).

10

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides disclosure about the policies and objectives underlying the compensation programs for our executive officers. Accordingly, we will address and analyze each element of the compensation provided to our Chief Executive Officer, our Chief Financial Officer and the other executive officers named in the Summary Compensation Table which follows this discussion; these individuals are referred to as the named executive officers.

Compensation Policy for Executive Officers. We have designed the various elements comprising the compensation packages of our executive officers to achieve the following objectives:

  reflect individual accomplishments and contributions to the Company as well as overall Company performance;
  align each executive officer’s interests with those of the Company’s stockholders; and
  attract and retain qualified executives who will help the Company meets its goals.

Each executive officer’s compensation package has historically consisted of three elements: (i) a base salary, (ii) a cash bonus based upon the individual officer’s personal performance, and (iii) participation in long-term, stock-based incentive awards, in the form of restricted stock, designed to align and strengthen the mutuality of interests between our executive officers and our stockholders.

When establishing the compensation levels for the executive officers, we take into account the Company’s overall performance and its evaluation of each executive officer’s individual performance level and his potential contribution to the Company’s future growth. Over the years, the Company has endeavored to follow a pay-for-performance philosophy when Company performance measures have been achieved.

Elements of Compensation.    Each of the major elements comprising the compensation package for executive officers (salary, bonus and equity) is (i) designed to reflect individual accomplishments and contributions to the Company as well as overall Company performance, (ii) align the executive’s interests with those of our stockholders and (iii) attract and retain qualified executives who will help the Company meet its goals. The manner in which each element of compensation has been structured may be explained as follows:

Salary.    The base salary level of each executive officer is reviewed once each year. The Company targets base salaries to be in the range of 80 percent to 90 percent of market. However, the Company may also consider the performance of the executive, contributions by the executive towards the Company’s mission/goals and tenure at the Company. The Company believes that this component of compensation should provide a level of security and stability from year to year and not be dependent to any material extent on the Company’s financial performance.

Incentive Compensation.    The bonus structure is generally designed to bring the total cash compensation for our executives up to market in a typical year and to exceed market when justified by company performance.

Long-Term Incentives.    We currently have no contractual long-term incentives for our executive officers.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by the Company’s Chief Executive Officer, its Chief Financial Officer and its three other most highly compensated executive officers. These officers are referred to as the “named executive officers”. The Company has not entered into any employment-related agreements with any of the named executive officers.

11

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity incentive plan compensation	Nonqualified deferred compensation	All other compensation *

K.W. Diepholz CEO, President, Treasurer	2012 2011	$225,000 $225,000	None None	None None	None None	None None	None None	$28,145 $25,455

Charles Smith CFO, Secretary	2012 2011	None None	None None	None $85,500	None None	None None	None None	$ None $ None
Bradford J. Saulter VP – Investor Relations Dr. Jose Vargas Lugo	2012 2011 2012 2011	$72,000 $72,000 $ 93,750 $ 93,750	None None None None	None None None None	None None None None	None None None None	None None None None	$13,625 $28,545 $ None $ None
Melvin E. Tidwell, Director Mr. Keith W. Brogoitti	2012 2011 2012 2011	None None None None	None None None None	None $21,874 None None	None None None None	None None None None	None None None None	$ None $ None $ None $ None

Employment Agreements

The Company does not have any formal employment agreements with any of its named executive officers. Rather, the terms of their respective employment with the Company were established pursuant to mutual agreement of the Board of Directors and each individual executive.

Grants of Equity-Based Awards in Fiscal Year 2012

The Company did not grant any awards to named executive officers in 2012 under any incentive plan.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain summary information concerning outstanding equity awards held by the named executive officers as of December 31, 2012:

Stock Awards
	Number of Shares or Units of Stock That Have Not Vested ____________	Market Value of Shares or Units of Stock That Have Not Vested ______________	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ____________	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ____________
K.W. (“K.D.”) Diepholz	--	--	--	--
Charles Smith	--	--	--	--
Bradford J. Saulter Dr. Jose Vargas Lugo Keith W. Brogoitti	-- -- --	-- -- --	-- -- --	-- -- --

12

Option Exercises and Stock Vested

No named executive officer held shares of stock that vested during 2012.

Potential Payments upon Termination or Change in Control

The Company does not have any contract, agreement, plan or arrangement with its named executive officers that provides for payments to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the Company, or a change in the named executive officer’s responsibilities following a change in control.

Retirement Plans

The Company does not have any plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement.

Equity Compensation Plans

The Company does not have any plan that provides for equity compensation.

Compensation of Directors

In the past, the Company has not instituted a policy of compensating non-management directors. However, the Company plans to use stock-based compensation to attract and retain qualified candidates to serve on its Board of Directors. In setting director compensation, the Company will consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill-level required by the Company of its Board members. Directors are not subject to a minimum share ownership requirement.

The Company currently has no compensation plans for non-management directors.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Board of Directors is responsible for review, approval, or ratification of “related-person transactions” involving the Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or five percent stockholder of the Company since the beginning of the previous fiscal year, and their immediate family members. We have adopted written policies that apply to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest. If the Board determines a related person has a material interest in a transaction, the Board may approve, ratify, rescind, or take other action with respect to the transaction in its discretion.

During the years ended December 31, 2012 and 2011, the Company paid compensation to Dynacap Group, Ltd., a private consulting firm, in the following amounts:

In 2012: $102,500 for consulting and other fees;

In 2011: $107,500 for consulting and other fees.

Mr. K.W. (“K.D.”) Diepholz, Chairman and CEO of the Company and Mr. Charles Smith, Chief Financial Officer, are the Managers of Dynacap Group, Ltd.

The Company is not aware of any other relationships or transactions, since the beginning of the previous fiscal year, in which the Company and one or more of its directors, officers, nominees for director, five percent stockholders and/or their immediately family members have a direct or indirect material interest.

LEGAL PROCEEDINGS

We are not aware of any legal proceedings in which any director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, nominee, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

13

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” the proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (i) notify your broker, (ii) direct your written request to our Corporate Secretary at our principal executive offices at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039, or (3) contact DynaResource directly at (972) 868-9066. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request at the address or telephone number above, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of these materials was delivered.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that the proxies in the enclosed form will be voted in accordance with the judgment of the person voting the proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THEREFORE, WE URGE YOU TO VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE YOUR SHARES BY RETURNING THE ENCLOSED PROXY CARD. TIMELY VOTING WILL ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING, YOU WILL BE ABLE TO VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

By Order of the Board of Directors

Charles Smith, Corporate Secretary

Irving, Texas

July 10, 2013

14

DYNARESOURCE, INC.

PROXY OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 2, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned, having received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby revokes all previous proxies and appoints K.W. (“K.D.”) Diepholz and Charles Smith, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of DynaResource, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of DynaResource, Inc. to be held in the Amphitheatre Room of the Four Seasons Resort and Club, 4001 N. MacArthur, Irving, Texas 75038, at 3:00 p.m., CST, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present at the Annual Meeting.

THE CHAIRMAN of the Board and the Current BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL TWO, THE ELECTION OF CLASS II DIRECTORS.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

Proposal One (Election by Holders of Series A Preferred Shares): To elect to the Company’s Board of Directors, Three Class I Directors, to a term of office expiring at the next Annual Meeting of Stockholders. The Nominees for Class I Directors made by the holder(s) of the Series A Preferred Shares are: K.W. (“K.D.”) Diepholz, Charles E. Smith, and Dr. Jose Vargas Lugo.

All Nominees for Class I Directors (Holders of Series A Preferred Shares to Elect):

[ X ] FOR	[ ] WITHHOLD AUTHORITY

Proposal Two: To elect the Company’s Board of Directors, two Class II directors, to a term of office expiring at the next Annual Meeting of Stockholders. Nominees: Melvin E. Tidwell, and Keith W. Brogoitti.

Class II Nominees (Holders of Common Stock to elect):

Melvin E. Tidwell	[ ] FOR	[ ] WITHHOLD AUTHORITY

Keith Brogoitti	[ ] FOR	[ ] WITHHOLD AUTHORITY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL TWO, ELECTING THE CLASS II NOMINEES TO THE BOARD OF DIRECTORS. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature of Stockholder	Signature of Stockholder

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.